SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No.  )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [   ]

Check  the  appropriate  box:
[   ]     Preliminary  Proxy  Statement
[   ]     Confidential,  for  Use  of  the Commission Only
          (as permitted by Rule 14a-6(e)(2))
[ X ]     Definitive  Proxy  Statement
[   ]     Definitive  Additional  Materials
[   ]     Soliciting  Material  Under  Rule  14a-12

                              I/OMAGIC CORPORATION
                              ---------------------

                (Name of Registrant as Specified In Its Charter)
            -------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
  ---------------------------------------------------------------------------

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[ X ]     No  fee  required.
[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

          (1) Title of each class of securities to which transaction applies:
              _______________________________________________________________

          (2) Aggregate number of securities to which transaction applies:
              _______________________________________________________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              _______________________________________________________________

          (4) Proposed maximum aggregate value of transaction:
              _______________________________________________________________

          (5) Total  fee  paid:
              _______________________________________________________________

[   ]     Fee  paid  previously  with  preliminary  materials.
[   ]     Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1) Amount Previously  Paid:
              ___________________________________________________

          (2) Form, Schedule or Registration Statement  No.:
              ___________________________________________________

          (3) Filing Party:______________________________________

          (4) Date Filed:________________________________________

                              I/OMAGIC CORPORATION
                                    4 MARCONI
                                IRVINE, CA 92618

                                November 24, 2003

Dear  Stockholders:

     You are cordially invited to attend the I/OMagic Corporation 2003 Annual Meeting of stockholders that will be held on December 18, 2003 at 9:00 a.m., local time, at the Hyatt Regency Irvine, 17900 Jamboree Boulevard, Irvine, California 92614. All holders of our outstanding common stock as of the close of business on October 31, 2003 are entitled to vote at the 2003 Annual Meeting.

     Enclosed are a copy of the Notice of Annual Meeting of Stockholders, a Proxy Statement and a Proxy Card. A current report on the business operations of I/OMagic Corporation will be presented at the meeting, and stockholders will have an opportunity to ask questions.

     We hope you will be able to attend the 2003 Annual Meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the Proxy Card in the enclosed envelope in order to make certain that your shares will be represented at the 2003 Annual Meeting.

                                   Sincerely,


                                   /s/  Tony Shahbaz

                                   Tony  Shahbaz,
                                   Chairman, President, Chief Executive Officer, and Secretary

                              I/OMAGIC CORPORATION
                                    4 MARCONI
                            IRVINE, CALIFORNIA 92618
                             ______________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 18, 2003
                             ______________________

     NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of stockholders of I/OMagic Corporation, a Nevada corporation, will be held at the Hyatt Regency Irvine, 17900 Jamboree Boulevard, Irvine, California 92614, on December 18, 2003 at 9:00 a.m., local time, for the following purposes:

     1.     To  elect  six  directors  to  the  board  of  directors;

     2.     To  approve  the  adoption  of  a  2003  Stock  Option  Plan;

To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP As I/OMagic's independent auditors for the fiscal year ending
December 31, 2003; and

     4. To transact such other business as may properly come before the 2003 Annual Meeting or any adjournment or adjournments thereof.

     Our board of directors has fixed the close of business on October 31, 2003 as the record date for determining those stockholders who will be entitled to notice of and to vote at the meeting. Only holders of our common stock at the close of business on the record date are entitled to vote at the meeting. Stockholders whose shares are held in the name of a broker or other nominee and who desire to vote in person at the meeting should bring with them a legal proxy.

     As of the close of business on the record date, Tony Shahbaz, who is our Chairman, President, Chief Executive Officer, and Secretary, and certain of his affiliates owned approximately 53.2% of our issued and outstanding common stock. Mr. Shahbaz and certain of his affiliates have already indicated that they intend to vote in favor of Proposals 1 through 3 at the meeting.

                      By Order of the Board of Directors,

                      /s/  Tony Shahbaz

                      Tony  Shahbaz,
                      Chairman,  President,
                      Chief  Executive  Officer,  and  Secretary

Irvine,  California
November  24,  2003

                              I/OMAGIC CORPORATION
                                    4 MARCONI
                            IRVINE, CALIFORNIA 92618
                               __________________

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 18, 2003
                               __________________

                                VOTING AND PROXY

     We are furnishing this proxy statement in connection with the solicitation of proxies by our board of directors for use at the 2003 Annual Meeting of stockholders to be held at 9:00 a.m. local time on December 18, 2003, at the Hyatt Regency Irvine, 17900 Jamboree Boulevard, Irvine, California 92614, and at any and all adjournments of the meeting. This proxy statement and the accompanying notice of annual meeting and proxy card are first being mailed to stockholders on or about December 5, 2003.

RECORD  DATE;  SHARES  OUTSTANDING;  VOTING

     Only stockholders of record at the close of business on October 31, 2003, are entitled to notice of and to vote their shares at the 2003 Annual Meeting. As of the close of business on that date, we had 4,529,672 shares of common stock outstanding and entitled to vote at the meeting. The inspector of election appointed for the 2003 Annual Meeting will separately tabulate the affirmative and negative votes, abstentions and broker non-votes.

     Section 2115 of the California General Corporation Law provides that corporations such as I/OMagic Corporation that are incorporated in jurisdictions other than California and that meet various tests are subject to several provisions of the California General Corporation Law, to the exclusion of the law of the jurisdiction in which the corporation is incorporated. As of December 31, 2002, we met the tests contained in Section 2115. Consequently, as of that date we were subject to, among other provisions of the California General Corporation Law, Section 708 which governs cumulative voting.

     Each share of common stock entitles the holder of record to one vote on any matter coming before the 2003 Annual Meeting. In voting for directors, however, shares may be voted cumulatively for persons whose names have been placed in nomination prior to the voting for the election of directors, but only if a stockholder present at the 2003 Annual Meeting gives notice at the 2003 Annual Meeting, prior to the voting for the election of directors, of his or her intention to vote cumulatively. Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy.

     If any stockholder gives proper notice of his or her intention to vote cumulatively, then each stockholder eligible to vote will be entitled to cumulate his or her votes and to give any one or more of the nominees whose names have been placed in nomination prior to the voting a number of votes equal to the total number of directors to be elected multiplied by the number of shares that the stockholder is entitled to vote. In addition, the person or persons holding the proxies solicited by our board of directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the nominees of the board of directors as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked "withhold authority to vote for all nominees." However, such an instruction will also deny the proxy holders the authority to vote for any or all of the nominees of the board of directors, even if cumulative voting is not called for at the 2003 Annual Meeting.


     A stockholder may choose to withhold from the proxy holder the authority to vote for any of the individual candidates nominated by our board of directors by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event, the proxy holder will not cast any of the stockholder's votes for candidates whose names have been crossed out, whether or not cumulative voting is called for at the 2003 Annual Meeting. However, the proxy holder will retain the authority to vote for the candidates nominated by the board of directors whose names have not been struck out and for any candidates who may be properly nominated at the 2003 Annual Meeting. If a stockholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, he or she must appear and vote in person at the 2003 Annual Meeting. Ballots will be available at the 2003 Annual Meeting for stockholders who desire to vote in person.

QUORUM;  ABSTENTIONS;  BROKER  NON-VOTES

     Under Nevada law and our bylaws, holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the 2003 Annual Meeting in order to have the required quorum for the transaction of business. Generally, if a quorum is present, then the affirmative vote of a majority of the shares represented and voting on any matter other than the election of directors will constitute the act of the stockholders, so long as the number of shares voting in favor of any proposal equals at least a majority of the quorum. If the shares present, in person and by proxy, at the meeting do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

     Votes cast at the 2003 Annual Meeting will be tabulated by the person appointed by us to act as inspector of election for the 2003 Annual Meeting. The inspector of election will treat shares of voting stock represented by a properly signed and returned proxy as present at the 2003 Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspector of election will treat shares of voting stock represented by "broker non-votes" as present for purposes of determining a quorum. "Broker non-votes" are shares of voting stock held in record name by brokers and nominees concerning which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter. Although abstentions and broker non-votes are not counted either "FOR" or "AGAINST" any proposals, if the number of abstentions or broker non-votes results in the votes "FOR" a proposal not equaling at least a majority of the quorum required for the proposal, the proposal will not be approved. This will be the case even though the number of votes "FOR" the proposal exceeds the number of votes "AGAINST" the proposal.

     In any election of directors, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected. Votes against a candidate and votes withheld have no legal effect.

PROXIES

     Whether or not you are able to attend the 2003 Annual Meeting, we urge you to submit your proxy, which is solicited by our board of directors and which when properly completed will be voted as you direct. In the event no directions are specified, such proxies will be voted "FOR" each of the nominees of the board of directors, "FOR" all of the other proposals and, in the discretion of the proxy holders, "FOR" any other matters that may properly come before the 2003 Annual Meeting. You are urged to give direction as to how to vote your shares. You may revoke or change your proxy vote at any time before the 2003 Annual Meeting by delivering a written notice of revocation or submitting another proxy card with a later date to the Secretary of I/OMagic Corporation at our principal executive offices located at 4 Marconi, Irvine, California 92618 before the beginning of the 2003 Annual Meeting. You may also revoke your proxy vote by attending the 2003 Annual Meeting and voting in person. However, the mere presence at the 2003 Annual Meeting of a stockholder who has previously appointed a proxy will not revoke the prior appointment.

SOLICITATION  OF  PROXIES

     We will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional solicitation material furnished to our stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners and the corresponding forwarding expenses will be reimbursed by us. Proxies may be solicited personally, by mail or by telephone, or by our directors, officers and regular employees who will not be additionally compensated for engaging in the solicitation process. We have no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but we reserve the option to do so if it appears that a quorum otherwise might not be obtained. The matters to be considered and acted upon at the 2003 Annual Meeting are referred to in the proceeding notice and are discussed below more fully.


                  INFORMATION ABOUT OUR BOARD OF DIRECTORS AND
                             COMMITTEES OF THE BOARD

BOARD  OF  DIRECTORS

     Our business, property and affairs are managed under the direction of our board of directors. Directors are kept informed of our business through discussions with our executive officers, by reviewing materials provided to them and by participating in meetings of our board of directors and its committees. During 2002, our board of directors held five meetings and did not take any actions by written consent. During 2002, our incumbent directors attended at least 75% of the aggregate of the total number of meetings of the board of directors for which he has been a director and the total number of meetings held by all committees of the board on which he served during the periods that he served, except that Mr. Shin was only able to attend one meeting of the board of the directors.

BOARD  COMMITTEES

     Our board of directors has an Audit Committee and a Compensation Committee. Our board of directors does not have a Nominating committee. The entire board of directors selects nominees for our board of directors. The members and chairmanship of the Audit and Compensation Committees are appointed by the board of directors annually.

     The Audit Committee, which consists of Daniel Hou and Daniel Yao, held one meeting during the last fiscal year. The Audit Committee is responsible for the appointment, compensation, and oversight of the work of the Company's independent accounting firm and the Company's financial reporting process. The Compensation Committee, which consists of Tony Shahbaz and Steel Su (who serves as its chairman), held one meeting during the last fiscal year. The Compensation Committee is responsible for reviewing and approving base salaries, bonuses and incentive awards for all executive officers, reviewing and establishing the base salary, bonuses and incentive awards for our Chief Executive Officer, and reviewing, approving and recommending to the board of directors the content, terms and conditions of all employee compensation and benefit plans, or changes to those plans.

COMPENSATION  OF  DIRECTORS

     The Company does not provide any cash compensation to its directors for their services on the board of directors or any committee. However, we reimburse all directors for out-of-pocket expenses incurred in connection with attendance at board of directors and committee meetings.


               DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

     The names, ages and positions held by our directors, director nominees and executive officers as of October 31, 2003 and their business experience are as follows:


            NAME              AGE                   TITLES
----------------------------  ---   -------------------------------------------------
Tony Shahbaz(1) . . . . . ..  41    Chairman of the Board, President, Chief Executive
                                    Officer, Secretary, Director and Director Nominee
Anthony Andrews . . . . . . . 41    Vice President of Product Development and
                                    Engineering, Director and Director Nominee
Steel Su(1) . . . . . . . . . 51    Director and Director Nominee
Daniel Hou(2) . . . . . . . . 54    Director and Director Nominee
Daniel Yao(2) . . . . . . . . 47    Director and Director Nominee
Young-Hyun Shin . . . . . . . 50    Director and Director Nominee
Steve Gillings. . . . . . . . 53    Chief Financial Officer

____________
(1)   Member  of  the  Compensation  Committee.
(2)   Member  of  the  Audit  Committee.

     TONY SHAHBAZ is a founder of I/OMagic Corporation and has served as our Chairman of the Board, President, Chief Executive Officer, Secretary and as a director since September 1993, and as our Chief Financial Officer from September 1993 to October 2002. Prior to founding I/OMagic Corporation, Mr. Shahbaz was employed by Western Digital Corporation from September 1986 to March 1993. During his tenure at Western Digital Corporation, Mr. Shahbaz held several positions including Vice President of Worldwide Sales for Western Digital Paradise, and Regional Director of Asia Pacific Sales and Marketing Operations. From 1985 to 1986, Mr. Shahbaz held management positions with Lapin Technology and from 1979 to 1984, Mr. Shahbaz held management positions with Tandon Corporation.

     ANTHONY ANDREWS has served as our Vice President of Product Development and Engineering since he joined I/OMagic Corporation in March 1994 and has served as a director since October 1995. From 1988 to 1994, Mr. Andrews was a principal engineer at Western Digital Corporation, where he was involved in product and software design and played a key role in the development of portable notebook power management designs that are used by companies such as IBM and AST. Prior to that, Mr. Andrews was a staff engineer with Rockwell International from 1985 to 1988. Mr. Andrews earned a B.S. degree in Math and Computer Science from the University of California at Los Angeles in 1985.

     STEEL SU has served as a director of I/OMagic Corporation since September 2000 and is a founder of Behavior Tech Corporation and has served as its Chairman since 1980. Mr. Su has served and continues to serve as a director or chairman of the following affiliates of Behavior Tech Corporation: Behavior Design Corporation (chairman), Behavior Tech Computer (USA) Corp. (chairman), Behavior Tech Computer Affiliates, N.V. (chairman) and BTC Korea Co., Ltd. (director). Mr. Su has served as chairman of Gennet Technology Corp., Emprex Technologies Corp., MaxD Technology Inc. and Maritek Inc. since 1992, 1998, 2000 and 1999, respectively. Mr. Su has also served as a director of Aurora Systems Corp. and Wearnes Peripherals International (PTE) Limited since 1998 and 2000, respectively. Mr. Su earned a B.S. degree in Electronic Engineering from Ching Yuan Christian University in 1974 and an M.B.A. from National Taiwan University in 2001.

     DANIEL HOU has served as a director of I/OMagic Corporation since January 1998. Since 1986, Mr. Hou has served as the President of Hou Electronics, Inc., a computer peripheral supplier that he founded. Mr. Hou is a prior President of the Southern California Chinese Computer Association and is an active member of the American Chemistry Society. Mr. Hou earned a B.A. degree in Chemistry from National Chung-Hsing University, Taiwan in 1973 and a Masters degree in Material Science from the University of Utah in 1978.

     DANIEL YAO has served as a director of I/OMagic Corporation since February 2001 and has been a Chief Strategy Officer for Ritek Corporation since July 2000. Prior to joining Ritek, Mr. Yao served as the Senior Investment Consultant for Core Pacific Securities Capital from July 1998 to July 2000. Prior to that, Mr. Yao was an Executive Vice President for ABN Amro Bank in Taiwan from July 1996 to July 1998. Mr. Yao earned a B.A. degree in Business Management from National Taiwan University in 1978 and a M.B.A. degree from the University of Rochester in New York.

     YOUNG-HYUN SHIN has served as a director of I/OMagic Corporation since September 2000. Mr. Shin was the former President and Chief Executive Officer of BTC Korea Co., Ltd. from March 1988 through October 2003. Mr. Shin has served and continues to serve as a director of BTC Korea Co., Ltd. since March 1988. Mr. Shin earned a B.S. degree in Electronics from Yonsei University in 1979. STEVE GILLINGS has served as our Chief Financial Officer since October 2002. Prior to that, Mr. Gillings served as our Vice President of Finance from October 2000 to October 2002 and as our Controller from November 1997 to October 2000. Mr. Gillings earned a B.S. degree in Accounting from the University of California at Berkeley in 1971 and a Masters degree in Finance from California State University Fullerton in 1992.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION
                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table provides information concerning the annual and long-term compensation for the years ended December 31, 2002, 2001 and 2000 earned for services in all capacities as an employee by our Chief Executive Officer, our only executive officer who received an annual salary and bonus of more than $100,000 for services rendered to us during 2002:

                                          SUMMARY COMPENSATION TABLE
                                                                      LONG-TERM
                                                                     COMPENSATION
                                               ANNUAL COMPENSATION      AWARD
                                               -------------------     -------
                                                                      SECURITIES             OTHER
NAME AND PRINCIPAL POSITION         YEAR      SALARY       BONUS     UNDERLYING OPTIONS   COMPENSATION
---------------------------         ----      ------       --------  ------------------   ------------
Tony Shahbaz......................  2002      $198,500     $89,067                   --           --
  Chairman, President, Chief        2001      $140,004          --                   --     $40,853 (1)
  Executive Officer, and Secretary  2000      $140,004          --             74,000(2)    $21,231 (1)
---------------
(1)     Consists of salary earned by Mr. Shahbaz as an employee of IOM Holdings,
        Inc.,  a  subsidiary  of  I/OMagic  Corporation.
(2)     Includes  667  shares  of common stock underlying options granted to Mr.
        Shahbaz's  wife,  Fedra  Shahbaz.  The  options granted to Mr. Shahbaz and Fedra
        Shahbaz  were  immediately  exercisable  upon  the  date  of  grant.

                        OPTION GRANTS IN LAST FISCAL YEAR

     We did not grant any options or stock appreciation rights to Mr. Shahbaz during the year ended December 31, 2002.

             AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table provides information regarding the value of unexercised options held by Mr. Shahbaz as of December 31, 2002. Mr. Shahbaz did not acquire shares through the exercise of any options during the year ended December 31, 2002.

                                            NUMBER OF
                                       SECURITIES UNDERLYING                VALUE ($) OF UNEXERCISED
                                       UNEXERCISED OPTIONS AT               IN-THE-MONEY OPTIONS AT
                                         DECEMBER 31, 2002                    DECEMBER 31, 2002 (3)
                                         -----------------                    ---------------------
             NAME               EXERCISABLE     UNEXERCISABLE   EXERCISABLE      UNEXERCISABLE
             ----               -----------     -------------   -----------      -------------
Tony Shahbaz.................     64,888(1)         29,113(2)        $0                $0

--------------
(1)     Includes  444  shares  of  common  stock  underlying options held by Mr.
        Shahbaz's  wife,  Fedra  Shahbaz.
(2)     Includes  223  shares  of  common  stock  underlying options held by Mr.
        Shahbaz's  wife,  Fedra  Shahbaz.
(3)     Based upon the last reported sale price of our common stock of $8.50 per share on December 31, 2002 (the last trading day during 2002) as reported on the
        OTC  Bulletin  Board,  less  the  exercise  price  of  the  options.


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     On October 15, 2002, we entered into an employment agreement with Tony Shahbaz for Mr. Shahbaz to serve as our President and Chief Executive Officer. Under the terms of the employment agreement, which are effective as of January 1, 2002, Mr. Shahbaz is entitled to receive an initial annual salary of $198,500 and is eligible to receive quarterly bonuses equal to 7% of our quarterly net income. Mr. Shahbaz is also entitled to a monthly car allowance equal to $1,200. The employment agreement terminates on October 15, 2007; however, it is subject to renewal. Under the terms of the employment agreement, if Mr. Shahbaz is terminated for cause, Mr. Shahbaz is entitled to receive four times his annual salary and any and all warrants and options granted to him shall be extended an additional seven years from date of termination. Pursuant to the employment agreement, upon termination without cause, Mr. Shahbaz shall be paid his remaining salary amount for the remaining outstanding term of the agreement.
Mr. Shahbaz's employment agreement further provides that the agreement shall not be terminated without the prior written consent of Mr. Shahbaz in the event of a merger, transfer of assets, or dissolution of the I/OMagic Corporation, and that the rights, benefits, and obligations under the agreement shall be assigned to the surviving or resulting corporation or the transferee of I/OMagic Corporation's assets.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     No member of the board of directors has a relationship that would constitute an interlocking relationship with executive officers and directors of another entity. During 2002, Mr. Shahbaz made salary recommendations to our compensation committee regarding salary increases for key executives.

COMPENSATION  OF  DIRECTORS

     Our directors do not receive any compensation for their services, however each director is entitled to reimbursement of his reasonable expenses incurred in attending board of directors' meetings.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION POLICIES FOR EXECUTIVE OFFICERS
     Our compensation program's goals are to:

-   attract, retain and motivate highly-qualified executive officers who can provide operational and strategic excellence that will produce on-going success for the company;

- align compensation for the executive officers with our business objectives and performance; and

        - align incentives for executive officers with the interests of stockholders to enhance financial performance and stockholder value.

     We emphasize performance-based compensation that is competitive with the marketplace, and the importance of clearly communicating performance objectives. Our compensation program for employees includes both cash and equity-based elements. Consistent with competitive practices, we also use a cash bonus plan based on achievement of financial performance and key operational objectives.

     The compensation committee did not meet during the fiscal year ended December 31, 2002. Nevertheless, the compensation policies adopted by the compensation committee during prior fiscal years were carried over to fiscal 2002.

CASH COMPENSATION

     Salary. We set individual salaries for each executive officer based on sustained individual performance, contribution to our results and internal comparison of duties and responsibilities.

     Cash Bonus. In order to help recruit, retain and motivate executives with market-competitive incentives in the current business environment, during fiscal 2002, we provided a cash bonus program for Mr. Shahbaz, our Chief Executive Officer, based on performance. During fiscal 2003, we will employ similar performance measures for cash bonus incentives.

EQUITY-BASED COMPENSATION

     Historically, options granted to our Chief Executive Officer were exercisable immediately. In the future, options granted to our executive officers will be subject to vesting over time. In addition, we expect that initial or "new-hire" options will be granted to executive officers when they first join us. All options to be granted to executive officers will be issued with an exercise price at the then-current fair market value and thus become valuable only if the executive officer continues to serve at I/OMagic Corporation and the price of our stock subsequently increases.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Our Chief Executive Officer's base annual salary for fiscal 2002 and 2001 was $198,500 and $140,004. For fiscal 2003, our Chief Executive Officer's target annual incentive will be consistent with market cash incentives. Our Chief Executive Officer's compensation package is designed to be strongly aligned with the interests of stockholders by making his cash incentives directly tied to achieving specific targets. In the event we grant stock options to our Chief Executive Officer, these stock options will become valuable only if he continues to serve at I/OMagic Corporation and the price of our stock subsequently rises.

                            Respectfully submitted,

                            Compensation Committee
                            I/OMagic Corporation

                            Steel Su, Chairman
                            Tony Shahbaz, Member


                 REPORT OF THE AUDIT COMMITTEE ON AUDIT MATTERS

     Our Audit Committee oversees our financial reporting process. Management has the primary responsibility for our financial statements and the overall reporting process, including our system of financial controls. Prior to the inclusion and filing with the Securities and Exchange Commission of the audited financial statements in our annual report on Form 10-K for the year ended December 31, 2002, the Audit Committee and our board of directors discussed with management and reviewed our audited financial statements. In addition, we obtained from the independent auditors a formal written statement describing all relationships between the auditors and our company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees."

     Prior to the filing of our Form 10-K, the Audit Committee reviewed and discussed with management and the auditors our audited financial statements. In addition, the Audit Committee and our board of directors obtained from the auditors an updated formal written statement describing all relationships between the auditors and our company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees" and discussed with the auditors any relationships that may impact the auditors' objectivity and independence and satisfied itself as to the auditors' independence. Also, prior to the filing of our Form 10-K, the Audit Committee discussed with the auditors all matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." In addition, prior to the filing with the Securities and Exchange Commission of our Form 10-K, the Audit Committee recommended to management that our audited financial statements should be included in our Form 10-K. Our Audit Committee also approved the reappointment of the auditors for the year ended December 31, 2003.

                            Respectfully submitted,

                            Audit Committee
                            I/OMagic Corporation

                            Daniel Hou, Director
                            Daniel Yao, Director


PRINCIPAL ACCOUNTING FIRM FEES

     The following table sets forth the aggregate fees billed or expected to be billed to us for services rendered to us for the year ended December 31, 2002 by our independent auditors, Singer Lewak Greenbaum & Goldstein LLP:

     Audit Fees                           $ 322,000 (1)
     Financial Information Systems
       Design and Implementation Fees     $       -
     All Other Fees                       $  11,000
__________________________
(1) Includes fees for the audit of our annual financial statements for the year ended December 31, 2002, the audit of our financial statements for the six months ended June 30, 2002 as required by one of our investors, and the reviews of the condensed financial statements included in our quarterly reports on Form 10-Q for the year ended December 31, 2002.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of October 31, 2003, a total of 4,529,672 shares of our common stock were outstanding. The following table sets forth information as of that date regarding the beneficial ownership of our common stock by:

     -each person known by us to own beneficially more than five percent, in the aggregate, of the outstanding shares of our common stock as of the date of the table;

     -each of our directors and director nominees;

     -the named executive officer in the Summary Compensation Table contained elsewhere in this document; and

     -all of our directors, director nominees and executive officers as a group.

      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to the table, we believe each security holder possesses sole voting and investment power with respect to all of the shares of common stock owned by such security holder, subject to community property laws where applicable. In computing the number of shares beneficially owned by a security holder and the percentage ownership of that security holder, shares of common stock subject to options, warrants or preferred stock held by that person that are currently exercisable or convertible or are exercisable or convertible into shares of common stock within 60 days after the date of the table are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person or group.

                                                     AMOUNT AND NATURE
NAME AND ADDRESS                                       OF BENEFICIAL          PERCENT
OF BENEFICIAL OWNER(1)                                TITLE OF CLASS    OWNERSHIP OF CLASS   OF CLASS
---------------------------------------------------  -----------------  -------------------  ---------
Tony Shahbaz.                                        Common                   2,467,817 (2)      54.5%
Steel Su                                             Common                     637,057 (3)      14.1%
Sung Ki Kim                                          Common                     375,529 (4)       8.3%
Daniel Yao                                           Common                     340,818 (5)       7.5%
Daniel Hou                                           Common                     135,265 (6)       3.0%
Anthony Andrews                                      Common                      13,501 (7)         *
Young-Hyun Shin                                      Common                              -          *
Steve Gillings                                       Common                       5,367 (8)         *
All executive officers and directors as
a group (7 persons)                                  Common                   3,599,825 (9)      79.5%

---------------
*     Less than 1.00%
(1) Unless otherwise indicated, the address of each person in this table is c/o I/OMagic Corporation, 4 Marconi, Irvine, CA 92618. Messrs. Shahbaz and Gillings are executive officers of I/OMagic Corporation. Messrs. Shahbaz, Andrews, Su, Hou, Shin, and Yao are directors.
(2) Consists of: (i) 594,668 shares of common stock and 59,034 shares of common stock- underlying options held individually by Mr. Shahbaz; (ii) 551 shares of common stock underlying options held individually by Mr. Shahbaz's wife, Fedra Shahbaz; (iii) 1,223,757 shares of common stock held by Susha, LLC, a California limited liability company ("Susha California"); (iv) 550,001 shares of common stock held by Susha, LLC, a Nevada limited liability company ("Susha Nevada"); and (v) 39,206 shares of common stock held by King Eagle Enterprises, Inc., a California corporation. Mr. Shahbaz has sole voting and sole investment power over the shares held by Susha California, Susha Nevada and King Eagle Enterprises, Inc.
(3) Consists of 457,334 shares of common stock and 13,056 shares of common stock underlying options held individually by Mr. Su, and 166,667 shares
        of common stock held by Behavior Tech Computer Corp. ("BTC").   Mr. Su
        is the Chief Executive Officer of BTC and has sole voting and sole investment power over the shares held by BTC.
(4) Represents 375,529 shares of common stock held by BTC Korea Co., Ltd. ("BTC Korea"). Since October 22, 2003, Mr. Kim serves as Chief Executive Officer and President of BTC Korea and has sole voting and sole investment power over the shares held by BTC Korea. The address for Mr. Kim is c/o BTC Korea Co., Ltd., 160-5, Kajwa-Dong Seo-Ku, Incheon City, Korea.
(5) Represents 340,818 shares of common stock held by Citrine Group Limited, a wholly owned subsidiary of Ritek Corporation ("Citrine"). Mr. Yao currently serves as the Chief Strategy Officer of Ritek Corporation. Mr. Yao has sole voting and sole investment power over the shares held by Citrine Group Limited. The address for Mr. Yao is c/o Citrine Group Limited, No. 42, Kuanfu N. Road, 30316 R.O.C., HsinChu Industrial Park, Taiwan.
(6) Consists of 1,929 shares of common stock underlying options held individually by Mr. Hou, and 133,336 shares of common stock held by Hou Electronics. Mr. Hou has sole voting and sole investment power over the shares held by Hou Electronics.
(7) Consists of 2,491 shares of common stock and 7,978 shares of common stock underlying options held individually by Mr. Andrews, and 3,032 shares of common stock underlying options held individually by Mr. Andrews' wife, Nancy Andrews.
(8) Consists of 5,367 shares of common stock underlying options held individually by Mr. Gillings.
(9)     Includes 90,947 shares of common stock underlying options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Citrine, Behavior Tech Computer Corp. ("BTC Taiwan"), and Behavior Tech Computer (USA) Corp. ("BTC USA"), an affiliate of BTC Taiwan, in the aggregate, manufacture a significant amount of our optical storage and related media products. Each of Citrine, BTC Taiwan, and BTC USA provides us with favorable payment terms in connection with our purchases of inventory from each of these manufacturers. Citrine has agreed to allow us to purchase up to $3,000,000 of inventory upon net 60 day terms. BTC Taiwan and BTC USA, in the aggregate, have agreed to allow us to purchase up to $5,000,000 of inventory upon net 75 day terms (superceded by a subsequent agreement in February 2003, described below). In addition, Hou Electronics, one of our shareholders, has agreed to allow us to purchase up to $2,000,000 of inventory upon net 75 day terms. In addition, we purchase some of our consumer electronics products from BTC Korea. At December 31, 2002 and September 30, 2003, we owed $209,478 and $0, respectively, to BTC Korea.

     In January 2003, we entered into a trade credit facility with Lung Hwa Electronics Co., Ltd. ("Lung Hwa"), whereby Lung Hwa agreed to purchase inventory on our behalf. The agreement allows us to purchase up to $10,000,000, with payment terms of 120 days following the date of invoice by the supplier. Lung Hwa will charge us a 5% handling charge on the supplier's unit price. A 2% discount to the handling fee will be applied if we reach an average running monthly purchasing volume of $750,000 a month. Returns made by us, which are agreed to by the supplier, will result in a credit to us for the handling charge. As security for the trade facility, we paid Lung Hwa a security deposit of $1,500,000 in 2003. As of September 30, 2003, $500,000 has been applied against outstanding trade payables. This deposit has been offset against Accounts Payables -Related Parties, as the agreement allows us the right to offset against outstanding trade payables after six months. The agreement will remain in force continuously. Both parties have the right to terminate the agreement one year following the inception date by giving the other party 30 days' written notice. Otherwise, the agreement will remain in force without effecting a new signed agreement. As of September 30, 2003, we owed Lung Hwa $3,345,578 in trade payables net of the $1,000,000 deposit outstanding under this arrangement.

       In February 2003, we entered into an agreement with BTC USA whereby BTC USA agreed to supply and store at our warehouse up to $10,000,000 of inventory on a consignment basis. Under the agreement, we will insure the consignment inventory, store the consignment inventory for no charge, and furnish BTC USA with weekly statements indicating all products received and sold and the current consignment inventory level. The agreement may be terminated by either party upon 60 days' prior written notice. Also in February 2003, we entered into an agreement with BTC USA for a trade line of credit of up to $10,000,000 with payment terms of net 30 days, non-interest bearing. As of September 30, 2003, we owed BTC USA $2,833,773.

     Until March 28, 2003, we leased our warehouse and office space from a related party under the control of an officer of I/OMagic which required minimum monthly payments of $28,673. Our lease with the related party expired on March 28, 2003. In 2002, we paid $344,069 under this lease. As of March 28, 2003, we had paid $86,018 under the lease.

     We have entered into indemnification agreements with our directors and certain officers containing provisions that may in some respects be broader than the specific indemnification provisions contained in the Nevada Revised Statutes. These agreements provide, among other things, for indemnification of these individuals in proceedings brought by third parties and in stockholder derivative suits. Each agreement also provides for advancement of expenses to the indemnified party.

     We are or have been a party to employment and compensation arrangements with related parties, as more particularly described above under the headings

"Compensation of Executive Officers," "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" and "Compensation of Directors."

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These officers, directors and stockholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all reports that they file.

     Based solely upon a review of copies of the reports furnished to us during 2002 and thereafter, or any written representations received by us from directors, officers and beneficial owners of more than 10% of our common stock that no other reports were required, we believe that all Section 16(a) filing requirements applicable to our reporting persons were complied with.

     Each of our directors is in the process of reviewing all filings made prior to January 1, 2002, pursuant to Section 16(a) in an effort to determine whether any additional and/or amended filings are required to be made.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     Our bylaws currently provide for a board of directors of six directors.
All six directors are to be elected at the 2003 Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's nominees named below. Each nominee has consented to be named as a nominee in the proxy statement and to serve as a director if elected. In the event that any management nominee becomes unable or declines to serve as a director, the proxies will be voted for any nominee who shall be designated by the current board of directors to fill the vacancy. In the event that additional persons are nominated at the time of the 2003 Annual Meeting, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will ensure the election of as many of the nominees listed above as possible (or, if new nominees have been designated by the board of directors, in such a manner as to elect such nominees). In such event, the specific nominees for whom such votes will be cumulated will be determined by the proxy holders. We are not aware of any reason that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting or until a successor has been elected and qualified. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of I/OMagic Corporation.

     The names of the nominees, and certain information about them, are set forth above under the caption "Directors, Director Nominees and Executive Officers." All nominees for re-election as director are, at present, directors of I/OMagic Corporation.

REQUIRED VOTE OF STOCKHOLDERS

     The six nominees for director who receive the highest number of affirmative votes shall be elected as directors.

BOARD RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES SET FORTH HEREIN.

                                   PROPOSAL 2

                       ADOPTION OF 2003 STOCK OPTION PLAN

GENERAL

     In each of the years from 1996 through 2001, we adopted and granted options under six separate incentive stock option and non-qualified stock option plans. Each of those plans has expired by its own terms. In 2002 we adopted the 2002 stock option plan, as of the date of this report, no options have been granted under the 2002 Plan. Only a total of 133,334 options are available for issuance under the 2002 Stock Option Plan.

     Effective as of November 16, 2003, the board of directors approved our 2003 Stock Option Plan (the "2003 Plan") at a meeting of the directors. The 2003 Plan is designed to enable us to offer an incentive-based compensation system to employees, officers and directors of I/OMagic Corporation and to consultants who do business with I/OMagic Corporation. The 2003 Plan provides for the grant of incentive stock options, or ISOs, and nonqualified stock options, or NQOs. As of November 16, 2003, no options to purchase shares of common stock were outstanding under the 2003 Plan, and 400,000 shares were available for issuance under the 2003 Plan. As soon as practicable following stockholder approval of this proposal, we intend to register on Form S-8 under the Securities Act of 1933 the issuance of our securities under the 2003 Plan. A copy of the 2003 Plan is attached as Appendix A to this proxy statement and is described below.

SHARES SUBJECT TO THE 2003 PLAN

     A total of 400,000 shares of common stock are authorized for issuance under the 2003 Plan. On November 14, 2003, the closing sale price of a share of our common stock on the OTC Bulletin Board was $4.90. Any shares of common stock that are subject to an award but are not used because the terms and conditions of the award are not met, or any shares that are used by participants to pay all or part of the purchase price of any option, may again be used for awards under the 2003 Plan.

ADMINISTRATION

     The 2003 Plan is administered by a committee of not less than two nor more than five persons appointed by the board of directors, each of whom must be a director of I/OMagic Corporation. The board of directors also may act as the committee at any time or from time to time. It is the intent of the 2003 Plan that it be administered in a manner such that option grants and exercises would be "exempt" under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act").

     The committee is empowered to select those eligible persons to whom options shall be granted under the 2003 Plan, to determine the time or times at which each option shall be granted, whether options will be ISOs or NQOs, and the number of shares to be subject to each option, and to fix the time and manner in which each such option may be exercised, including the exercise price and option period, and other terms and conditions of such options, all subject to the terms and conditions of the 2003 Plan. The committee has sole discretion to interpret and administer the 2003 Plan, and its decisions regarding the 2003 Plan are final.

The 2003 Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time and from time to time by the board of directors. The board of directors may not materially impair any outstanding options without the express consent of the optionee or increase the number of shares subject to the 2003 Plan, materially increase the benefits to optionees under the 2003 Plan, materially modify the requirements as to eligibility to participate in the 2003 Plan or alter the method of determining the option exercise price without stockholder approval. No option may be granted under the 2003 Plan after November 16, 2013.

OPTION TERMS

     ISOs granted under the 2003 Plan must have an exercise price of not less than 100% of the fair market value of the common stock on the date the ISO is granted and must be exercised, if at all, within ten years from the date of grant. In the case of an ISO granted to an optionee who owns more than 10% of the total voting securities of I/OMagic Corporation on the date of grant, such exercise price shall be not less than 110% of fair market value on the date of grant, and the option period may not exceed five years. NQOs granted under the 2003 Plan must have an exercise price of not less than 85% of the fair market value of the common stock on the date the NQO is granted.

     Options may be exercised during a period of time fixed by the committee, except that no option may be exercised more than ten years after the date of grant and no option shall vest at less than 20% per year over a consecutive five-year period. In the discretion of the committee, payment of the purchase price for the shares of stock acquired through the exercise of an option may be made in cash, shares of I/OMagic Corporation common stock or a combination of cash and shares of I/OMagic Corporation common stock.

FEDERAL  INCOME  TAX  CONSEQUENCES

NQOs

     Holders of NQOs do not realize income as a result of a grant of the option, but normally realize compensation income upon exercise of an NQO to the extent that the fair market value of the shares of common stock on the date of exercise of the NQO exceeds the exercise price paid. I/OMagic Corporation will be required to withhold taxes on ordinary income realized by an optionee upon the exercise of a NQO.

     In the case of an optionee subject to the "short-swing" profit recapture provisions of Section 16(b) of the Exchange Act, the optionee realizes income only upon the lapse of the six-month period under Section 16(b), unless the optionee elects to recognize income immediately upon exercise of his or her option.

ISOs

     Holders of ISOs will not be considered to have received taxable income upon either the grant of the option or its exercise. Upon the sale or other taxable disposition of the shares, long-term capital gain will normally be recognized on the full amount of the difference between the amount realized and the option exercise price paid if no disposition of the shares has taken place within either two years from the date of grant of the option or one year from the date of exercise. If the shares are sold or otherwise disposed of before the end of the one-year or two-year periods, the holder of the ISO must include the gain realized as ordinary income to the extent of the lesser of the fair market value of the option stock minus the option price, or the amount realized minus the option price. Any gain in excess of these amounts, presumably, will be treated as capital gain. I/OMagic Corporation will be entitled to a tax deduction in regard to an ISO only to the extent the optionee has ordinary income upon the sale or other disposition of the option shares.

     Upon the exercise of an ISO, the amount by which the fair market value of the purchased shares at the time of exercise exceeds the option price will be an "item of tax preference" for purposes of computing the optionee's alternative minimum tax for the year of exercise. If the shares so acquired are disposed of prior to the expiration of the one-year and two-year periods described above, there should be no "item of tax preference" arising from the option exercise.

POSSIBLE  ANTI-TAKEOVER  EFFECTS

     Although not intended as an anti-takeover measure by the board of directors, one of the possible effects of the 2003 Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of the directors and officers of I/OMagic Corporation. Such persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of such attempt.

     In addition, options may, in the discretion of the committee, contain a provision providing for the acceleration of the exercisability of outstanding, but unexercisable, installments upon the first public announcement of a tender offer, merger, consolidation, sale of all or substantially all of the assets of I/OMagic Corporation, or other attempted changes in the control of I/OMagic Corporation. In the opinion of the board of directors, such an acceleration provision merely ensures that optionees under the 2003 Plan will be able to exercise their options as intended by the board of directors and stockholders of I/OMagic Corporation prior to any such extraordinary corporate transaction which might serve to limit or restrict such right. The board of directors is, however, presently unaware of any threat of hostile takeover involving I/OMagic Corporation.

REQUIRED VOTE OF STOCKHOLDERS

     The affirmative vote of a majority of the shares of common stock represented and voting on this proposal will constitute stockholder approval of the 2003 Plan. As noted above, the board of directors has approved the 2003 Plan. Stockholders should be aware, however, that the board of directors may be viewed as having a conflict of interest in approving, and recommending that stockholders approve, the 2003 Plan.

BOARD RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2003 PLAN.

                                   PROPOSAL 3

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The board of directors has selected Singer Lewak Greenbaum & Goldstein LLP as our independent auditors for the fiscal year ending December 31, 2003. Singer Lewak Greenbaum & Goldstein LLP served as our independent auditors for the fiscal year ending December 31, 2002. At the 2003 Annual Meeting, the stockholders are being asked to ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as our independent auditors for the fiscal year ending December 31, 2003. A representative of Singer Lewak Greenbaum & Goldstein LLP is expected to be present at the 2003 Annual Meeting and will have the opportunity to respond to appropriate questions and to make a statement if he or she so desires. In the event ratification by the stockholders of the appointment of Singer Lewak Greenbaum & Goldstein LLP as our independent auditors is not obtained, the board of directors will reconsider such appointment.

BOARD RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

                              STOCKHOLDER PROPOSALS

     Stockholders of I/OMagic Corporation may submit proposals for consideration at future stockholder meetings, including director nominations. Proposals of our stockholders, including director nominations, that are intended to be presented by such stockholders at our next annual meeting of stockholders and that such stockholders desire to have included in our proxy statement relating to such meeting must be received by us no later than July 27, 2004 in order to be considered for possible inclusion in our proxy statement and form of proxy relating to that meeting.

     If a stockholder wishes to present a proposal, including a director nomination, at our 2004 annual meeting and the proposal is not intended to be included in our proxy statement relating to that meeting, the stockholder must give advance notice in writing to the Secretary of I/OMagic Corporation prior to the deadline for such meeting determined in accordance with our Amended and Restated Bylaws (the "Bylaw Notice Deadline"). The Bylaw Notice Deadline with respect to the 2004 annual meeting is July 27, 2004, 2004. If a stockholder gives notice of a proposal outside of the Bylaw Notice Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting according to our bylaws.

     Any proposals submitted by stockholders must comply with the requirements for stockholder proposals set forth in our Amended and Restated Bylaws. A copy of the full text of the applicable bylaw provisions may be obtained by writing to our Secretary. All notices of proposals by stockholders, whether or not included our proxy materials, should be sent to I/OMagic Corporation, 4 Marconi, Irvine, California 92618, Attention: Secretary.

     We have not been notified by any stockholder of his intent to present a stockholder proposal from the floor at the 2003 Annual Meeting. Accordingly, no stockholder motions from the floor will be considered at the meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the 2003 Annual Meeting.

                                  ANNUAL REPORT

     A copy of our annual report on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission, is available without charge by writing to: I/OMagic Corporation, 4 Marconi, Irvine, California 92618,
Attention: Chief Financial Officer, and via the Securities and Exchange Commission's website at www.sec.gov.


     ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                                                      APPENDIX A

                              I/OMAGIC CORPORATION
                             2003 STOCK OPTION PLAN

1. PURPOSE OF THE PLAN. The purpose of this 2003 Stock Option Plan (the "Plan") of I/OMagic Corporation, a Nevada corporation (the "Company"), is to provide the Company with a means of attracting and retaining the services of highly motivated and qualified directors and key personnel. The Plan is intended to advance the interests of the Company by affording to directors and key employees, upon whose skill, judgment, initiative and efforts the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentives inherent in stock ownership in the Company. In addition, the Plan contemplates the opportunity for investment in the Company by consultants that do business with the Company. For purposes of this Plan, the term Company shall include subsidiaries, if any, of the Company.

2. LEGAL COMPLIANCE. It is the intent of the Plan that all options granted under it ("Options") shall be either Incentive Stock Options ("ISOs"), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or non-qualified stock options ("NQOs"); provided, however, that ISOs shall be granted only to employees of the Company. An Option shall be identified as an ISO or an NQO in writing in the document or documents evidencing the grant of the Option. All Options that are not so identified as ISOs are intended to be NQOs. In addition, the Plan provides for the grant of NQOs to consultants that do business with the Company. It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, such aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with such provisions.

3.     ADMINISTRATION OF THE PLAN.

3.1 PLAN COMMITTEE. The Plan shall be administered by a committee ("Committee"). The members of the Committee shall be appointed from time to time by the Board of Directors of the Company ("Board") and shall consist of not less than two nor more than five persons. Such persons shall be directors of the Company. Notwithstanding the foregoing, the Board may act as the Committee at any time or from time to time.

3.2 GRANTS OF OPTIONS BY THE COMMITTEE. In accordance with the provisions of the Plan, the Committee, by resolution, shall select those eligible persons to whom Options shall be granted ("Optionees"); shall determine the time or times at which each Option shall be granted, whether an Option is an ISO or an NQO and the number of shares to be subject to each Option; and shall fix the time and manner in which the Option may be exercised, the Option exercise price, and the Option period. The Committee shall determine the form of option agreement to evidence the foregoing terms and conditions of each Option, which need not be identical, in the form provided for in Section 7. Such option agreement may include such other provisions as the Committee may deem necessary or desirable consistent with the Plan, the Code and Rule 16b-3.

3.3 COMMITTEE PROCEDURES. The Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee shall keep minutes of its meetings and records of its actions. A majority of the members of the Committee shall constitute a quorum for the transaction of any business by the Committee. The Committee may act at any time by an affirmative vote of a majority of those members voting. Such vote may be taken at a meeting (which may be conducted in person or by any telecommunication medium) or by unanimous written consent of Committee members without a meeting.

3.4 FINALITY OF COMMITTEE ACTION. The Committee shall resolve all questions arising under the Plan and option agreements entered into pursuant to the Plan. Each determination, interpretation, or other action made or taken by the Committee shall be final and conclusive and binding on all persons, including, without limitation, the Company, its stockholders, the Committee and each of the members of the Committee, and the directors, officers and employees of the Company, including Optionees and their respective successors in interest.

3.5 NON-LIABILITY OF COMMITTEE MEMBERS. No Committee member shall be liable for any action or determination made by him or her in good faith with respect to the Plan or any Option granted under it.

4. BOARD POWER TO AMEND, SUSPEND, OR TERMINATE THE PLAN. The Board may, from time to time, make such changes in or additions to the Plan as it may deem proper and in the best interests of the Company and its stockholders. The Board may also suspend or terminate the Plan at any time, without notice, and in its sole discretion. Notwithstanding the foregoing, no such change, addition, suspension, or termination by the Board shall (i) materially impair any Option previously granted under the Plan without the express written consent of the optionee; or (ii) increase the number of shares subject to the Plan, materially increase the benefits accruing to optionees under the Plan, materially modify the requirements as to eligibility to participate in the Plan or alter the method of determining the option exercise price described in Section 8, without stockholder approval.

5. SHARES SUBJECT TO THE PLAN. For purposes of the Plan, the Committee is authorized to grant Options for up to 400,000 shares of the Company's common stock ("Common Stock"), or the number and kind of shares of stock or other securities which, in accordance with Section 13, shall be substituted for such shares of Common Stock or to which such shares shall be adjusted. The Committee is authorized to grant Options under the Plan with respect to such shares. Any or all unsold shares subject to an Option which for any reason expires or otherwise terminates (excluding shares returned to the Company in payment of the exercise price for additional shares) may again be made subject to grant under the Plan.

6. OPTIONEES. Options shall be granted only to officers, directors or key employees of the Company or consultants that do business with the Company designated by the Committee from time to time as Optionees. Any Optionee may hold more than one option to purchase Common Stock, whether such option is an Option held pursuant to the Plan or otherwise. An Optionee who is an employee of the Company ("Employee Optionee") and who holds an Option must remain a continuous full or part-time employee of the Company from the time of grant of the Option to him until the time of its exercise, except as provided in Section 10.3.

7. GRANTS OF OPTIONS. The Committee shall have the sole discretion to grant Options under the Plan and to determine whether any Option shall be an ISO or an NQO. The terms and conditions of Options granted under the Plan may differ from one another as the Committee, in its absolute discretion, shall determine as long as all Options granted under the Plan satisfy the requirements of the Plan. Upon determination by the Committee that an Option is to be granted to an Optionee, a written option agreement evidencing such Option shall be given to the Optionee, specifying the number of shares subject to the Option, the Option exercise price, whether the Option is an ISO or an NQO, and the other individual terms and conditions of such Option. Such option agreement may incorporate generally applicable provisions from the Plan, a copy of which shall be provided to all Optionees at the time of their initial grants under the Plan. The Option shall be deemed granted as of the date specified in the grant resolution of the Committee, and the option agreement shall be dated as of the date specified in such resolution. Notwithstanding the foregoing, unless the Committee consists solely of non-employee directors, any Option granted to an executive officer, director or 10% beneficial owner for purposes of Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16 of the 1934 Act"), shall either be
(a) conditioned upon the Optionee's agreement not to sell the shares of Common Stock underlying the Option for at least six months after the date of grant or
(b) approved by the entire Board or by the stockholders of the Company.

8. OPTION EXERCISE PRICE. The price per share to be paid by the Optionee at the time an ISO is exercised shall not be less than 100% of the Fair Market Value (as hereinafter defined) of one share of the optioned Common Stock on the date as of which the Option is granted. No ISO may be granted under the Plan to any person who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent thereof, unless the exercise price of such ISO is at least equal to 110% of Fair Market Value on the date of grant. The price per share to be paid by the Optionee at the time an NQO is exercised shall not be less than 85% of the Fair Market Value on the date as of which the NQO is granted, as determined by the Committee. For purposes of the Plan, the "Fair Market Value" of a share of the Company's Common Stock as of a given date shall be:

8.1 If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, or if the Common Stock is traded on the OTC Bulletin Board or its successor, the Fair Market Value shall be the closing sale price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange, system or board on the day immediately preceding the given date, as report in The Wall Street Journal or such other source as the Committee deems reliable;

8.2 If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day immediately preceding the given date, as report in The Wall Street Journal or such other source as the Committee deems reliable; or

8.3 In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

In addition, with respect to any ISO, the Fair Market Value on any given date shall be determined in a manner consistent with any regulations issued by the Secretary of the Treasury for the purpose of determining fair market value of securities subject to an ISO plan under the Code.

9. CEILING OF ISO GRANTS. The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an Optionee's ISOs, together with incentive stock options granted under any other plan of the Company and any parent, are exercisable for the first time by such Optionee during any calendar year shall not exceed $100,000. If an Optionee holds such incentive stock options that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a Fair Market Value at the date of grant in excess of $100,000, then the most recently granted of such ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of such limit, shall be deemed to be NQOs.

10.     DURATION, EXERCISABILITY, AND TERMINATION OF OPTIONS.

10.1 OPTION PERIOD. The option period shall be determined by the Committee with respect to each Option granted. In no event, however, may the option period exceed ten years from the date on which the Option is granted, or five years in the case of a grant of an ISO to an Optionee who is a 10% stockholder at the date as of which the Option is granted as described in Section 8.

10.2 EXERCISABILITY OF OPTIONS. Each Option shall be exercisable in whole or in consecutive installments, cumulative or otherwise, during its term as determined in the discretion of the Committee; provided, however, that each Option granted to an Optionee who is not an officer, director or consultant of the Company or a Company affiliate shall provide for the right to exercise at the rate of at least 20% per year over five years from the date the Option is granted, subject to reasonable conditions such as continued employment.

10.3 TERMINATION OF OPTIONS DUE TO TERMINATION OF EMPLOYMENT, DISABILITY, OR DEATH OF OPTIONEE; TERMINATION FOR "CAUSE," OR RESIGNATION IN VIOLATION OF AN EMPLOYMENT AGREEMENT. All Options granted under the Plan to any Employee Optionee shall terminate and may no longer be exercised if the Employee Optionee ceases, at any time during the period between the grant of the Option and its exercise, to be an employee of the Company; provided, however, that the Committee may alter the termination date of the Option if the Optionee transfers to an affiliate of the Company. Notwithstanding the foregoing, (i) if the Employee Optionee's employment with the Company shall have terminated for any reason (other than involuntary dismissal for "cause" or voluntary resignation in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to Section 14), he may, at any time before the expiration of three months after such termination or before expiration of the Option, whichever shall first occur, exercise the Option (to the extent that the Option was exercisable by him on the date of the termination of his employment); (ii) if the Employee Optionee's employment shall have terminated due to disability (as defined in Section 22(e)(3) of the Code and subject to such proof of disability as the Committee may require), such Option may be exercised by the Employee Optionee (or by his guardian(s), or conservator(s), or other legal representative(s)) before the expiration of twelve months after such termination or before expiration of the Option, whichever shall first occur (to the extent that the Option was exercisable by him on the date of the termination of his employment); (iii) in the event of the death of the Employee Optionee, an Option exercisable by him at the date of his death shall be exercisable by his legal representative(s), legatee(s), or heir(s), or by his beneficiary or beneficiaries so designated by him, as the case may be, within twelve (12) months after his death or before the expiration of the Option, whichever shall first occur (to the extent that the Option was exercisable by him on the date of his death); and (iv) if the Employee Optionee's employment is terminated for "cause" or in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to Section 14, his Option shall terminate immediately upon termination of employment, and such Option shall be deemed to have been forfeited by the Optionee. For purposes of the Plan, "cause" may include, without limitation, any illegal or improper conduct (1) which injures or impairs the reputation, goodwill, or business of the Company; or (2) which involves the misappropriation of funds of the Company, or the misuse of data, information, or documents acquired in connection with employment by the Company that results in material harm to the Company. A termination for cause may also include any resignation in anticipation of discharge for cause or resignation accepted by the Company in lieu of a formal discharge for cause.

11.     MANNER OF OPTION EXERCISE; RIGHTS AND OBLIGATIONS OF OPTIONEES.

11.1 WRITTEN NOTICE OF EXERCISE. An Optionee may elect to exercise an Option in whole or in part, from time to time, subject to the terms and conditions contained in the Plan and in the agreement evidencing such Option, by giving written notice of exercise to the Company at its principal executive office.

11.2 CASH PAYMENT FOR OPTIONED SHARES. If an Option is exercised for cash, such notice shall be accompanied by a cashier's or personal check, or money order, made payable to the Company for the full exercise price of the shares purchased.

11.3 STOCK SWAP FEATURE. At the time of the Option exercise, and subject to the discretion of the Committee to accept payment in cash only, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the Optionee to the Company of previously acquired shares of Common Stock, or by a combination thereof. If the Optionee elects to pay the total purchase price in whole or in part with previously acquired shares of Common Stock, the value of such shares shall be equal to their Fair Market Value on the date of exercise, determined by the Committee in the same manner used for determining Fair Market Value at the time of grant for purposes of Section 8.

11.4 INVESTMENT REPRESENTATION FOR NON-REGISTERED SHARES AND LEGALITY OF ISSUANCE. The receipt of shares of Common Stock upon the exercise of an Option shall be conditioned upon the Optionee (or any other person who exercises the Option on his or her behalf as permitted by Section 10.3) providing to the Committee a written representation that, at the time of such exercise, it is the intent of such person(s) to acquire the shares for investment only and not with a view toward distribution. The certificate for unregistered shares issued for investment shall be restricted by the Company as to transfer unless the Company receives an opinion of counsel satisfactory to the Company to the effect that such restriction is not necessary under then pertaining law. The providing of such representation and such restrictions on transfer shall not, however, be required upon any person's receipt of shares of Common Stock under the Plan in the event that, at the time of grant of the Option relating to such receipt or upon such receipt, whichever is the appropriate measure under applicable federal or state securities laws, the shares subject to the Option shall be (i) covered by an effective and current registration statement under the Securities Act of 1933, as amended, and (ii) either qualified or exempt from qualification under applicable state securities laws. The Company shall, however, under no circumstances be required to sell or issue any shares under the Plan if, in the opinion of the Committee, (i) the issuance of such shares would constitute a violation by the Optionee or the Company of any applicable law or regulation of any governmental authority, or (ii) the consent or approval of any governmental body is necessary or desirable as a condition of, or in connection with, the issuance of such shares.

11.5 STOCKHOLDER RIGHTS OF OPTIONEE. Upon exercise, the Optionee (or any other person who exercises the Option on his behalf as permitted by Section 10.3) shall be recorded on the books of the Company as the owner of the shares, and the Company shall deliver to such record owner one or more duly issued stock certificates evidencing such ownership. No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by an Option granted pursuant to the Plan until such person shall have become the holder of record of such shares. Except as provided in Section 13, no adjustments shall be made for cash dividends or other distributions or other rights as to which there is a record date preceding the date such person becomes the holder of record of such shares.

11.6 HOLDING PERIODS FOR TAX PURPOSES. The Plan does not provide that an Optionee must hold shares of Common Stock acquired under the Plan for any minimum period of time. Optionees are urged to consult with their own tax advisors with respect to the tax consequences to them of their individual participation in the Plan.

12. SUCCESSIVE GRANTS. Successive grants of Options may be made to any Optionee under the Plan.

13.     ADJUSTMENTS.

13.1 If the outstanding Common Stock shall be hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, reorganization, merger, consolidation, share exchange, or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares, or dividend or other distribution payable in capital stock or rights to acquire capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for which Options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding and unexercised Options shall be exercisable, to the end that the proportionate interest of the holder of the option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the exercise price per share.

13.2 In the event of the dissolution or liquidation of the Company, any outstanding and unexercised Options shall terminate as of a future date to be fixed by the Committee.

13.3     In the event of a Reorganization (as hereinafter defined), then,
(i) If there is no plan or agreement with respect to the Reorganization ("Reorganization Agreement"), or if the Reorganization Agreement does not specifically provide for the adjustment, change, conversion, or exchange of the outstanding and unexercised Options for cash or other property or securities of another corporation, then any outstanding and unexercised Options shall terminate as of a future date to be fixed by the Committee; or
(ii) If there is a Reorganization Agreement, and the Reorganization Agreement specifically provides for the adjustment, change, conversion, or exchange of the outstanding and unexercised Options for cash or other property or securities of another corporation, then the Committee shall adjust the shares under such outstanding and unexercised Options, and shall adjust the shares remaining under the Plan which are then available for the issuance of Options under the Plan if the Reorganization Agreement makes specific provisions therefor, in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such Options and shares.

13.4 The term "Reorganization" as used in this Section 13 shall mean any reorganization, merger, consolidation, share exchange, or other business combination pursuant to which the Company is not the surviving parent corporation after the effective date of the Reorganization, or any sale or lease of all or substantially all of the assets of the Company. Nothing herein shall require the Company to adopt a Reorganization Agreement, or to make provision for the adjustment, change, conversion, or exchange of any Options, or the shares subject thereto, in any Reorganization Agreement which it does adopt.

13.5 The Committee shall provide to each optionee then holding an outstanding and unexercised Option not less than 30 calendar days' advanced written notice of any date fixed by the Committee pursuant to this Section 13 and of the terms of any Reorganization Agreement providing for the adjustment, change, conversion, or exchange of outstanding and unexercised Options. Except as the Committee may otherwise provide, each optionee shall have the right during such period to exercise his Option only to the extent that the Option was exercisable on the date such notice was provided to the optionee.

     Any adjustment to any outstanding ISO pursuant to this Section 13, if made by reason of a transaction described in Section 424(a) of the Code, shall be made so as to conform to the requirements of that Section and the regulations thereunder. If any other transaction described in Section 424(a) of the Code affects the Common Stock subject to any unexercised ISO theretofore granted under the Plan (hereinafter for purposes of this Section 13 referred to as the "old option"), the Board of Directors of the Company or of any surviving or acquiring corporation may take such action as it deems appropriate, in conformity with the requirements of that Code Section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

13.6 No modification, extension, renewal, or other change in any Option granted under the Plan may be made, after the grant of such Option, without the optionee's consent, unless the same is permitted by the provisions of the Plan and the option agreement. In the case of an ISO, optionees are hereby advised that certain changes may disqualify the ISO from being considered as such under
Section 422 of the Code, or constitute a modification, extension, or renewal of the ISO under Section 424(h) of the Code.

13.7 All adjustments and determinations under this Section 13 shall be made by the Committee in good faith in its sole discretion.

14. CONTINUED EMPLOYMENT. As determined in the sole discretion of the Committee at the time of grant and if so stated in a writing signed by the Company, each Option may have as a condition the requirement of an Employee Optionee to remain in the employ of the Company, or of its affiliates, and to render to it his or her exclusive service, at such compensation as may be determined from time to time by it, for a period not to exceed the term of the Option, except for earlier termination of employment by or with the express written consent of the Company or on account of disability or death. The failure of any Employee Optionee to abide by such agreement as to any Option under the Plan may result in the termination of all of his or her then outstanding Options granted pursuant to the Plan. Neither the creation of the Plan nor the granting of Option(s) under it shall be deemed to create a right in an Employee Optionee to continued employment with the Company, and each such Employee Optionee shall be and shall remain subject to discharge by the Company as though the Plan had never come into existence.

15. TAX WITHHOLDING. The exercise of any Option granted under the Plan is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, such exercise or a later lapsing of time or restrictions on or disposition of the shares of Common Stock received upon such exercise, then in such event, the exercise of the Option shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. When an Optionee is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of any Option, the Optionee may, subject to the approval of the Committee, which approval shall not have been disapproved at any time after the election is made, satisfy the obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock having a value equal to the amount required to be withheld. The value of the Common Stock withheld pursuant to the election shall be determined by the Committee, in accordance with the criteria set forth in Section 8, with reference to the date the amount of tax to be withheld is determined. The Optionee shall pay to the Company in cash any amount required to be withheld that would otherwise result in the withholding of a fractional share. The election by an Optionee who is an officer of the Company within the meaning of Section 16 of the 1934 Act, to be effective, must meet all of the requirements of Section 16 of the 1934 Act.

16.     TERM OF PLAN.

16.1 EFFECTIVE DATE. Subject to stockholder approval, the Plan was adopted by the Board effective as of November 16, 2003. The Board intends to obtain stockholder approval for the Plan as soon as practicable.

16.2 TERMINATION DATE. Except as to Options granted and outstanding under the Plan prior to such time, the Plan shall terminate at midnight on November 16, 2013, and no Option shall be granted after that time. Options then outstanding may continue to be exercised in accordance with their terms. The Plan may be suspended or terminated at any earlier time by the Board within the limitations set forth in Section 4.

17. NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans, programs or options entered into by the Company. This Plan shall be construed to be in addition to and independent of any and all such other arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt, with or without stockholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.

18. GOVERNING LAW. The Plan and all rights and obligations under it shall be construed and enforced in accordance with the laws of the State of California.

19. INFORMATION TO OPTIONEES. Optionees under the Plan who do not otherwise have access to financial statements of the Company will receive the Company's financial statements at least annually.

20. TRANSFERABILITY OF OPTIONS. Options granted under the Plan are nontransferable other than by will, by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to immediate family. The term "immediate family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and also includes adoptive relationships.

                              I/OMAGIC CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 18, 2003

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of I/OMagic Corporation (the "Company") hereby appoints Tony Shahbaz, as the attorney, agent and proxy holder of the undersigned, with the power to appoint his substitute, to represent and vote, as designated below, all shares of common stock of the Company held of record by the undersigned at the close of business on October 31, 2003, at the 2003 Annual Meeting of stockholders to be held at the Hyatt Regency Irvine, 17900 Jamboree Boulevard, Irvine, California 92614 on December 18, 2003, at 9:00 a.m. local time, and at any and all adjournments thereof. Our board of directors recommends a vote FOR each of the following proposals:

1.     To elect six directors as follows:

   [ ] FOR all nominees listed below, except      [ ] WITHHOLD AUTHORITY to
       as marked to the contrary below                vote for all nominees
                                                      listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list provided below.)

               Tony Shahbaz          Daniel Hou          Anthony Andrews

               Steel Su              Daniel Yao          Young-Hyun Shin

IF THE UNDERSIGNED STOCKHOLDER WISHES TO CUMULATE VOTES IN THE ELECTION OF DIRECTORS, THE UNDERSIGNED MUST APPEAR AND VOTE IN PERSON AT THE ANNUAL MEETING. IF ANY STOCKHOLDER GIVES PROPER NOTICE AT THE ANNUAL MEETING OF HIS OR HER INTENTION TO CUMULATE VOTES IN THE ELECTION OF DIRECTORS, THE PROXY HOLDER WILL HAVE THE FULL DISCRETION AND AUTHORITY TO VOTE CUMULATIVELY EXCEPT TO THE EXTENT DESCRIBED IN THE "VOTING AND PROXY" SECTION OF THE PROXY STATEMENT.

2.     To approve the adoption of the I/OMagic Corporation 2003 Stock Option
Plan.

     [ ]  FOR               [ ]  AGAINST          [ ]  ABSTAIN

3. To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as independent auditors of the Company for the fiscal year ending December 31, 2003.

     [ ]  FOR               [ ]  AGAINST          [ ]  ABSTAIN

4. To vote in his discretion on such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE

UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THIS PROXY CARD ARE HEREBY EXPRESSLY REVOKED. THIS PROXY CARD MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY CARD OR BY VOTING AT THE ANNUAL MEETING IN PERSON. HOWEVER, A STOCKHOLDER WHO HOLDS SHARES THROUGH A BROKER OR OTHER NOMINEE MUST BRING A LEGAL PROXY TO THE MEETING IF THAT STOCKHOLDER DESIRES TO VOTE AT THE MEETING.

Please mark, date, sign and return this proxy card promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                         DATED:

                         _____________________________________________
                              (Signature of Stockholder(s))


                         _____________________________________________
                              (Print Name(s) Here)

                         [  ] PLEASE CHECK IF YOU ARE PLANNING
                              TO ATTEND THE ANNUAL MEETING